EXHIBIT 99.1

A Leader in Payroll / HR Outsourcing November 2005 INVESTOR PRESENTATION

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings in the third quarter of fiscal 2006 and for the fiscal year ending March 31, 2006, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2005, under the caption "Risk Factors" in "Part I - Item 1," as well as (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (7) risks associated with changes in economic conditions or unemployment compensation or tax credit laws; (8) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross- selling opportunities; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; and (11) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll / HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients Over 7,500 Nearly 3/4 of the Fortune 500 A Leader in Payroll / HR Outsourcing

Key Investment Highlights Market Leadership in Two Payroll and HR Areas Employment and income verification Unemployment cost management Diversified Client Base (no one client > 5% of revenue) Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow ($15.4M First Half FY2006)

Revenue, EPS & Margin Growth (continuing operations) * Reconciliation for FY 2005 Operating Margin Diluted EPS GAAP 19.3% $0.74 SEC settlement charge 1.6% 0.12 Excluding SEC settlement charge 20.9% $0.86 Fiscal Years Ended March 31, Improve 100 - 150 bps $1.20 - $1.24 $193 - $196 2006 (e) ** 19.3% 20.9%* $0.74 $0.86* $158.4 2005 17.1% $0.59 $124.4 2004 16.8% Operating Margin including SEC charge excluding SEC charge* $0.53 $115.9 2003 Diluted EPS including SEC charge excluding SEC charge* Revenue (millions) 31% - 33% 18% - 19% 3 Year CAGR (e) ** Fiscal 2006 guidance excludes November 1, 2005 acquisition of Employers Unity.

Broad Range of Payroll Data-Based Solutions

Source: William Blair & Company, 2005 Payroll Manager Survey In-house Versus Outsourced Payroll Percentage of Companies - By Employer Size Companies in TALX Target Market < 250 250-999 1,000-9,999 10,000+ In-house Outsourced 27% 46% 60% 76% 73% 40% 24% 54% Employees

Sales Teams are Aligned Into Regions and Tiers Clients and Prospects are Assigned to Tiers Based Upon Number of Employees Tier one - 20,000 employees and greater Tier two - 3,500 to 20,000 employees Tier three - 1,000 to 3,500 employees Sales Approach Varies by Tier: Tiered Sales Approach Indirect Tier three Face to face Direct Tier two Tier one Face to face Tele-sales HRO Alliances HRO Alliances Payroll Alliances

Number of Employees Served by HROs (millions) Growth in Employees Served by HROs Source: Everest Research Institute, March 2005 REVENUE 2001 2002 2003 2004 3/1/2005 1 1.7 2.4 3.2 3.7 +54% Last 5 Qtrs REVENUE 3/1/2005 Hewitt 20 Fidelity 12 Excellerate HRO (EDS) 10 Convergys 9 ACS 13 Accenture HR 12 IBM 8 ADP COS 6 Other 10 Alliances in Discussion Alliances in Place Convergys Excellerate HRO (EDS) Accenture HR 3.7 Million EEs At March 2005 Percentage of Employees Served by HROs (March 05)

A Leader in Niche Payroll / HR Markets The Work Number Services - 44% of FY06 YTD (0905) Revenues 119.2 million records live on the database at September 30, 2005 7.3 million records in backlog Our estimates indicate that 50% of the market is not outsourced 95% of companies that outsource use The Work Number Tax Management Services - 55% of FY06 YTD (0905) Revenues Unemployment Claims Management and Tax Planning We estimate about 35% of the market is not outsourced Tax Credit and Incentive Services Entered business in October 2004 Strong cross-selling opportunities

The Work Number Services - Growth Initiatives Add Records to the Database Add New Verifiers Regular Price Increases Add New Services REACH Program Phase 1: Expand usage within verifier clients Phase 2: Expand usage within employer clients 59 41 56 44 44% of TALX Revenue (FY06 YTD 0905) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 First Half 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 3rd Quarter 4.635 6.856 9.011 10.028 15.56 4th Quarter 5.796 7.566 10.733 14.01 21.21 Revenue History (millions)

Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Growth Outpaces Database Growth (percent) Revenue Records Source: Mortgage Bankers Association Mortgage Index

FY2003 FY2004 FY2005 Pre-employment 9.97 8 11.06 Consumer Finance 5.27 7.49 13.65 Social Services 1.87 3.59 5.95 Other Verifications 1.24 2.19 2.63 Mortgage 12.25 16.61 21.04 Other Work Number Services* 5.33 7.51 11.04 The Work Number Services - Revenue Mix (annually) *Other Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress Revenue Mix (millions by year) $35.9 $46.6 $65.4

FY2005 FY2005 FY2006 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 Other Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 *Other Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +54% Q2 Q3 Q4 Q1 Q2 $14.2 $15.6 $21.2 $20.4 $21.9 Fiscal Year 2006 Fiscal Year 2005

Unemployment Claims Management and Tax Planning - Include fee escalation provisions Unbundle standard services New applications Tax Credit and Incentive Services Roll-up opportunities Cross-selling Greatest growth potential Tax Management Services - Growth Initiatives 0.57 0.43 57 43 55% of TALX Revenue (FY06 YTD 0905) Tax Management Services Revenue

Acquisitions and Cross-selling - Growth Strategies Acquisition Objectives Accretive to earnings per share Provide records for The Work Number database Same or complementary services Strong management Ten Acquisitions/Integrations Since 2002 Enhanced cross-selling opportunities by adding clients and services Fueled growth in The Work Number services Last 9 funded with cash 0.57 0.43 80 20 80% of new contracts in FY 2005 from existing clients Cross-selling success

FY2002 FY2003 FY2004 FY2005 FY06 YTD (0905) Gross margin 0.611 0.548 0.572 0.591 0.631 FY 2002 FY2003 FY2004 FY2005 FY06 YTD (0905) The Work Number Services 0.657 0.658 0.701 0.715 0.778 Tax Management Services 0.486 0.484 0.5 0.509 Gross Margin Total Company Gross Margin By Business Unit EPS FY2003 FY2004 FY2005* FY06 YTD (0905) 0.168 0.171 0.209 0.253 Operating Margin Total Company Margins *Reconciliation for FY 2005 Operating Margin GAAP 19.3% SEC settlement charge 1.6% Excluding SEC settlement charge 20.9%

REVENUE FY2003 FY2004 FY2005 FY2006 E 115.9 124.4 158.4 194.5 EPS FY2003 FY2004 FY2005 FY2006 E 0.53 0.59 0.86 1.22 Diluted EPS FY 2002 FY2003 FY2004 FY2005 4.3 11.2 12.5 18.5 Earnings (millions) Revenue and Earnings Growth (continuing operations) Revenues (millions) * Reconciliation for FY 2005 Diluted EPS Earnings (millions) GAAP $0.74 $16.0 SEC settlement charge 0.12 2.5 Excluding SEC settlement charge $0.86 $18.5 ** Fiscal 2006 guidance excludes November 1, 2005 acquisition of Employers Unity.

A Leader in Payroll / HR Outsourcing November 2005 INVESTOR PRESENTATION